UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2003

FIRST CENTURY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-11671	55-0628089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Federal Street, Bluefield, WV             24701

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (304) 325-8181

(Former name or former address, if changed since last report) Not applicable

FIRST CENTURY BANKSHARES, INC.

FORM 8-K

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press release announcing earnings for the period ended September 30, 2003 for First Century Bankshares, Inc.

Item 9.    Regulation FD Disclosure

On November 5, 2003, First Century Bankshares, Inc. (“First Century”) issued a News Release announcing its earnings for the third quarter first nine months of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.

Item 12.    Results of Operations and Financial Condition

On November 5, 2003, First Century issued a News Release announcing its earnings for the third quarter and first nine months of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.

The information in this report and the accompanying exhibit is being furnished under Item 9 and Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	First Century Bankshares, Inc.

	By:	/s/ J. RONALD HYPES
J. Ronald Hypes, Treasurer (Principal Accounting and Financial Officer) Date: November 5, 2003